AIM EQUITY
FUNDS, INC.

                         Prospectus
--------------------------------------------------------------------------------

INSTITUTIONAL
CLASSES                  AIM CHARTER FUND, AIM WEINGARTEN FUND and AIM
                         CONSTELLATION FUND (collectively, the "Funds") are
AIM CHARTER              three investment portfolios comprising series of AIM
FUND                     Equity Funds, Inc. (the "Company"), an open-end,
                         series, management investment company. Each Fund offers
AIM WEINGARTEN           different classes of shares. The Company also offers
FUND                     shares of other investment portfolios, AIM Aggressive
                         Growth Fund ("Aggressive Growth"), AIM Blue Chip Fund
AIM CONSTELLATION        ("Blue Chip"), AIM Capital Development Fund ("Capital
FUND                     Development"). Shares of Aggressive Growth, Blue Chip
                         and Capital Development and other classes of the Funds
FEBRUARY 27, 1998        are sold pursuant to separate prospectuses. This
AS REVISED               of the Funds.
OCTOBER 12, 1998
                         to provide growth of capital, with current income as a secondary objective. To accomplish its objectives, the Fund invests primarily in dividend-paying common stocks which have prospects for both growth of capital and dividend income.

                         AIM WEINGARTEN FUND is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

                         AIM CONSTELLATION FUND is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Shares of the Institutional Classes of the Funds are offered exclusively to clients of banks and other financial institutions. All shares of common stock of the Institutional Classes of the Funds are sold and redeemed without any purchase or redemption charges imposed by the Funds. Banks and other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers. Fund Management Company is the distributor of the shares of common stock of the Institutional Classes of the Funds.

                         This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated February 27, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at the address shown below or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.

                         THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO APPEARS HERE]
Fund Management Company
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173
(800) 659-1005

                                    SUMMARY

THE FUNDS AND THEIR INVESTMENT OBJECTIVES

  AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers six series comprising six separate investment portfolios, three of which are offered pursuant to this Prospectus: AIM Charter Fund ("Charter"), AIM Weingarten Fund ("Weingarten") and AIM Constellation Fund ("Constellation") (collectively, the "Funds"), each of which pursues unique investment objectives. The investment objectives of Charter are to seek growth of capital with current income as a secondary objective. To accomplish its objectives, Charter invests a substantial portion of its assets in dividend-paying common stocks. The investment objective of Weingarten is to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum. The investment objective of Constellation is to seek capital appreciation primarily through investments in common stocks with emphasis on medium-sized and smaller emerging growth companies. There is no assurance that the investment objective of any of the Funds will be achieved. For more complete information on each Funds' investment policies, see "Investment Programs."

  Each Fund offers different classes of shares, designed to meet the needs of different categories of investors. The Institutional Classes are offered exclusively to clients of banks and other institutions. This Prospectus relates only to the Institutional Classes of the Funds. The Company offers the other Classes of the Funds pursuant to separate prospectuses. The other classes of shares of the Funds have different sales charges and expenses which affect performance. For more information about the other classes of the Funds call
(713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere). See
"General Information."

  The assets of each Fund are invested in a separate portfolio. The classes of shares of each Fund share a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of their shares. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Master Advisory Agreement"). AIM, together with its affiliates, advises or manages over 50 investment company portfolios encompassing a broad range of investment objectives. Under the Master Advisory Agreement dated February 28, 1997, AIM receives a fee for its services based on each Fund's average daily net assets. Under the Master Administrative Services Agreement (the "Master Administrative Services Agreement") dated February 28, 1997, between the Company and AIM, AIM may receive reimbursement of its costs to perform certain accounting, shareholder servicing and other administrative services to the Funds. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent" or "AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Institutional Classes of the Funds. Under the Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") dated as of February 28, 1997, between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM Capital, a wholly owned subsidiary of AIM, serves as sub-advisor to the Funds and receives compensation equal to 50% of the amount paid by the Funds to AIM. The total advisory fees paid by the Funds are higher than those paid by many other investment companies of all sizes and investment objectives. However, the effective fee paid by the Funds at their respective current size is lower than the fees paid by many other funds with similar investment objectives. See "Management."

INVESTORS IN THE FUNDS

  The Institutional Classes of the Funds are designed to be convenient and economical vehicles in which institutions, particularly banks, acting for themselves or in a fiduciary or other similar capacity, can invest in a portfolio of equity securities. See "Suitability for Investors."

SHARE PURCHASE

  Shares of the Institutional Class of each Fund are offered by this Prospectus at their respective net asset value without a sales charge. The minimum initial investment in any of the Funds is $100,000. There is no minimum amount for subsequent investments. See "Purchase of Shares."

SHARE REDEMPTION

  Redemptions may be made at any time without charge at net asset value. Redemption orders received prior to 4:00 p.m. Eastern time will be confirmed at the price next determined as of that day. See "Redemption of Shares."

DISTRIBUTIONS

  The Funds currently declare and pay dividends from net investment income, if any, on a quarterly basis with respect to Charter and on an annual basis with respect to Weingarten and Constellation. Each Fund generally makes distributions of realized capital gains, if any, on an annual basis. See "Dividends and Distributions."

DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Institutional Classes of the Funds. FMC does not receive any fee from the Funds. See "Management."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC.

                           TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Institutional Class of any of the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses of the Funds set forth in the table are based on the average net assets of each Fund for its 1997 fiscal year.

                                                      CHARTER         WEINGARTEN        CONSTELLATION
                                                      -------         ----------        -------------
Shareholder Transaction Expenses (Institutional
  Class)
  Maximum sales load imposed on purchase of shares
     (as a percentage of offering price)............    None             None               None
  Maximum sales load imposed on reinvested dividends
     and distributions..............................    None             None               None
  Deferred sales load...............................    None             None               None
  Redemption fees...................................    None             None               None
  Exchange fee......................................    None             None               None
Annual Fund Operating Expenses (Institutional Class)
  (as a percentage of average net assets)
  Management fee (after fee waiver).................    .62%             .60%               .61%
  Distribution fees.................................    None             None               None
  Other expenses....................................    .05%             .04%               .04%
                                                        ----             ----               ----
  Total fund operating expenses.....................    .67%             .64%               .65%
                                                        ====             ====               ====

  Charter's, Weingarten's and Constellation's investment advisor is currently waiving a portion of its fees. Had there been no fee waivers during the year, management fees would have been 0.63%, 0.63% and 0.63%, and total expenses would have been 0.68%, 0.68% and 0.67%, of average net assets. There can be no assurance that any future waivers of fees (if any) will not vary from the figures reflected in the fee table. Beneficial owners of shares of the Funds should also consider the effect of any charges imposed by the institution maintaining their accounts.

EXAMPLE

  An investor in each of the Funds would pay the following expenses on a $1,000 investment, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

                                                         CHARTER         WEINGARTEN        CONSTELLATION
                                                         -------         ----------        -------------
      1 year...........................................    $ 7               $ 7                $ 7
      3 years..........................................    $21               $20                $21
      5 years..........................................    $37               $36                $36
     10 years..........................................    $83               $80                $81

  THE EXAMPLES SHOWN IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE PERFORMANCE AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively, "data") for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992 and the period July 30, 1991 (date operations commenced) through October 31, 1991 for the Institutional Class of Charter, for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992 and the period
October 8, 1991 (date operations commenced) through October 31, 1991 for the Institutional Class of Weingarten and for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993 and the period April 8, 1992 (date operations commenced) through October 31, 1992 for the Institutional Class of Constellation. The data with respect to the Institutional Class of Charter for the fiscal years ended October 31, 1997, 1996, 1995 and 1994 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request. The data with respect to the Institutional Class of Charter for the periods prior to the October 31, 1994 fiscal year has been audited by Tait, Weller & Baker, independent auditors. The data with respect to the Institutional Classes of Weingarten and Constellation have been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request.

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                AIM CHARTER FUND

                                                                                                  JULY 30, 1991
                                                      YEAR ENDED OCTOBER 31,                         THROUGH
                                    -----------------------------------------------------------    OCTOBER 31,
                                     1997         1996      1995      1994      1993      1992        1991
                                    -------      -------   -------   -------   -------   ------   -------------
Net asset value, beginning of
  period..........................  $ 11.24        $ 10.66   $  8.93   $  9.48   $  8.38   $ 8.42       $7.92
Income from investment operations:
  Net investment income...........     0.16           0.24      0.23      0.25      0.19     0.20        0.05
  Net gains (losses) on securities
    (both realized and
    unrealized)...................     2.91           1.44      2.07     (0.44)     1.23     0.16        0.45
                                    -------        -------   -------   -------   -------   ------       -----
  Total from investment
    operations....................     3.07           1.68      2.30     (0.19)     1.42     0.36        0.50
                                    -------        -------   -------   -------   -------   ------       -----
Less distributions:
  Dividends from net investment
    income........................    (0.16)         (0.20)    (0.24)    (0.20)    (0.32)   (0.17)         --
  Distributions from net realized
    gains.........................    (0.67)         (0.90)    (0.33)    (0.16)       --    (0.23)         --
                                    -------        -------   -------   -------   -------   ------       -----
  Total distributions.............    (0.83)         (1.10)    (0.57)    (0.36)    (0.32)   (0.40)         --
                                    -------        -------   -------   -------   -------   ------       -----
Net asset value, end of period....  $ 13.48        $ 11.24   $ 10.66   $  8.93   $  9.48   $ 8.38       $8.42
                                    =======        =======   =======   =======   =======   ======       =====
Total return(a)...................    29.05%         17.29%    27.45%    (2.02)%   17.39%    4.53%       6.31%
                                    =======        =======   =======   =======   =======   ======       =====
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)......................  $40,191        $29,591   $25,538   $21,840   $24,196   $7,800       $ 775
                                    =======        =======   =======   =======   =======   ======       =====
  Ratio of expenses to average net
    assets(b).....................     0.67%(c)(d)    0.69%     0.74%     0.73%     0.79%    0.87%       1.00%(e)
                                    =======        =======   =======   =======   =======   ======       =====
  Ratio of net investment income
    to average net assets.........     1.21%(c)       2.24%     1.98%     2.76%     2.26%    2.44%       2.43%(e)
                                    =======        =======   =======   =======   =======   ======       =====
  Portfolio turnover rate.........      170%           164%      161%      126%      144%      95%        144%
                                    =======        =======   =======   =======   =======   ======       =====
  Average broker commission
    rate(f).......................  $0.0615        $0.0638        NA        NA        NA       NA          NA
                                    =======        =======   =======   =======   =======   ======       =====

---------------

(a) For periods less than one year, total returns are not annualized.
(b) After reduction of advisory fees. The ratios of expenses and net investment income to average net assets prior to the reduction of advisory fees were 0.68% and 1.20% for 1997 and 0.70% and 2.23% for 1996, respectively.
(c) Ratios are based on average net assets of $35,307,526.
(d) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(e) Annualized.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                              AIM WEINGARTEN FUND

                                                                                                    OCTOBER 8, 1991
                                                     YEAR ENDED OCTOBER 31,                             THROUGH
                                -----------------------------------------------------------------     OCTOBER 31,
                                  1997         1996       1995       1994       1993       1992          1991
                                --------     --------   --------   --------   --------   --------   ---------------
Net asset value, beginning of
  period....................... $ 20.46        $ 20.48    $ 17.94    $ 17.69    $ 16.73    $ 15.77        $15.15
Income from investment
  operations:
  Net investment income........    0.08           0.17       0.10       0.17       0.16       0.14          0.01
  Net gains (losses) on
    securities (both realized
    and unrealized)............    4.90           2.52       4.35       0.58       0.93       0.99          0.61
                                -------        -------    -------    -------    -------    -------        ------
  Total from investment
    operations.................    4.98           2.69       4.45       0.75       1.09       1.13          0.62
                                -------        -------    -------    -------    -------    -------        ------
Less distributions:
  Dividends from net investment
    income.....................   (0.15)            --      (0.13)     (0.17)     (0.13)     (0.08)           --
  Distributions from net
    realized gains.............   (2.24)         (2.71)     (1.78)     (0.33)        --      (0.09)           --
                                -------        -------    -------    -------    -------    -------        ------
  Total distributions..........   (2.39)         (2.71)     (1.91)     (0.50)     (0.13)     (0.17)           --
                                -------        -------    -------    -------    -------    -------        ------
Net asset value, end of
  period....................... $ 23.05        $ 20.46    $ 20.48    $ 17.94    $ 17.69    $ 16.73        $15.77
                                =======        =======    =======    =======    =======    =======        ======
Total return(a)................   27.37%         15.34%     28.69%      4.37%      6.53%      7.16%         4.09%
                                =======        =======    =======    =======    =======    =======        ======
Ratios/supplemental data:
  Net assets, end of period
    (000s omitted)............. $62,124        $60,483    $54,332    $40,486    $39,821    $16,519        $3,926
                                =======        =======    =======    =======    =======    =======        ======
  Ratio of expenses to average
    net assets(b)..............    0.64%(c)(d)    0.65%      0.70%      0.65%      0.78%      0.82%         0.90%(e)
                                =======        =======    =======    =======    =======    =======        ======
  Ratio of net investment
    income to average net
    assets(f)..................    0.50%(c)       0.80%      0.45%      1.00%      0.97%      0.91%         1.00%(e)
                                =======        =======    =======    =======    =======    =======        ======
  Portfolio turnover rate......     128%           159%       139%       136%       109%        37%           46%
                                =======        =======    =======    =======    =======    =======        ======
  Average broker commission
    rate(g).................... $0.0618        $0.0615        N/A        N/A        N/A        N/A           N/A
                                =======        =======    =======    =======    =======    =======        ======
Borrowings for the period:
  Amount of debt outstanding at
    end of period (000s
    omitted)...................      --             --         --         --         --         --            --
  Average amount of debt
    outstanding during the
    period (000s omitted)(h)...      --             --    $     6         --         --         --            --
  Average number of shares
    outstanding during the
    period (000s omitted)(h)...   3,146          2,908      2,526      2,256      1,826        707           249
  Average amount of debt per
    share during period........      --             --    $0.0024         --         --         --            --

---------------

(a) For periods less than one year, total return is not annualized.
(b) After waiver of advisory fees. Ratios of expenses to average net assets prior to waiver of advisory fees were 0.68%, 0.68%, 0.72%, 0.68%, and 0.81% for the years 1997-1993, respectively.
(c) Ratios are based on average net assets of $66,222,553.
(d) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(e) Annualized.
(f) After waiver of advisory fees. Ratios of net investment income to average net assets prior to waiver of advisory fees were 0.46%, 0.77%, 0.43%, 0.98%, and 0.94% for the years 1997-1993, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
(h) Averages computed on a daily basis.

                             AIM CONSTELLATION FUND

                                                     YEAR ENDED                           APRIL 8, 1992
                                                     OCTOBER 31,                             THROUGH
                                -----------------------------------------------------      OCTOBER 31,
                                  1997            1996       1995      1994      1993         1992
                                --------        --------   --------   -------   -------   -------------
Net asset value, beginning of
  period......................  $  26.01        $  24.05   $  18.49   $ 17.13   $ 13.27      $12.29
Income from investment
  operations:
  Net investment income
     (loss)...................      0.02            0.04       0.02      0.03        --       (0.01)
  Net gains (losses) on
     securities (both realized
     and unrealized)..........      4.86            2.67       6.06      1.33      3.86        0.99
                                --------        --------   --------   -------   -------      ------
  Total from investment
     operations...............      4.88            2.71       6.08      1.36      3.86        0.98
                                --------        --------   --------   -------   -------      ------
Less distributions:
  Dividends from net
     investment
     income...................        --              --         --        --        --          --
  Distributions from net
     realized gains...........     (0.89)          (0.75)     (0.52)       --        --          --
                                --------        --------   --------   -------   -------      ------
  Total distributions.........     (0.89)          (0.75)     (0.52)       --        --          --
                                --------        --------   --------   -------   -------      ------
Net asset value, end of
  period......................  $  30.00        $  26.01   $  24.05   $ 18.49   $ 17.13      $13.27
                                ========        ========   ========   =======   =======      ======
Total return(a)...............     19.42%        11.81%     34.09%     7.94%    29.09%       7.97%
                                ========        ========   ========   =======   =======      ======
Ratios/supplemental data:
  Net assets, end of period
     (000s omitted)...........  $188,109        $293,035   $138,918   $39,847   $12,338      $3,087
                                ========        ========   ========   =======   =======      ======
  Ratio of expenses to average
     net assets(b)............      0.65%(c)(d)     0.66%      0.66%     0.69%     0.87%       0.91%(e)
                                ========        ========   ========   =======   =======      ======
  Ratio of net investment
     income (loss) to average
     net assets(f)............      0.06%(d)        0.21%      0.18%     0.36%     0.04%      (0.12)%(e)
                                ========        ========   ========   =======   =======      ======
  Portfolio turnover rate.....       67%              58%        45%       79%       70%         62%
                                ========        ========   ========   =======   =======      ======
  Average broker commission
     rate(g)..................  $ 0.0576        $ 0.0596        N/A       N/A       N/A         N/A
                                ========        ========   ========   =======   =======      ======

---------------

(a) For periods less than one year, total return is not annualized.
(b) Ratios of expenses to average net assets prior to waiver of advisory fees and/or expense reimbursement were 0.67%, 0.67%, 0.68%, and 0.70%, for the periods 1997-1994 respectively.
(c) Ratios are based on average net assets of $271,723,352.
(d) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(e) Annualized.
(f) Ratios of net investment income prior to waiver of advisory fees and/or expense reimbursement were 0.04%, 0.20%, 0.16%, and 0.35% for the periods 1997-1994, respectively.

                           SUITABILITY FOR INVESTORS

  The Institutional Classes of the Funds are intended for use by institutions, particularly banks, acting for themselves or in a fiduciary or similar capacity. Shares of the Institutional Classes of the Funds are available for collective and common trust funds of banks, banks investing for their own account and banks investing for the account of a public entity (e.g., Taft-Hartley funds, states, cities, or government agencies) which does not pay commissions or distribution fees. Prospective investors should determine if an investment in the Funds is consistent with the objectives of an account and with applicable state and federal laws and regulations. FMC will review each application for purchase of the Institutional Classes and reserves the right to reject any order to purchase based upon a review of the suitability of the investor.

  The Institutional Classes of the Funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the Funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own sub-accounting.

                              INVESTMENT PROGRAMS

  Each of the Funds has its own investment objectives and investment program. There can, of course, be no assurance that any Fund will in fact achieve its objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

  Each of the Funds may invest, for temporary or defensive purposes, in investment grade (high quality) corporate bonds, commercial paper, U.S. Government obligations or taxable municipal securities. In addition, a portion of each Fund's assets may be held, from time to time, in cash, time deposits, master notes, repurchase agreements or other debt securities, when such positions are deemed advisable in light of economic or market conditions.

AIM CHARTER FUND

  The primary investment objective of Charter is to seek growth of capital, with current income as a secondary objective. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital. Charter seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings. Charter generally will also invest at least 80% of its net assets in securities which pay income to Charter.

AIM WEINGARTEN FUND

  The investment objective of Weingarten is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. Weingarten's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Investment Program and Restrictions" in the Statement of Additional Information.

AIM CONSTELLATION FUND

  The investment objective of Constellation is to seek capital appreciation. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. Constellation's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consis-tent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Certain Investment Strategies and Policies" and "Investment Restrictions" below and "Investment Program and Restrictions" in the Statement of Additional Information.

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objectives and policies, each of the Funds may employ one or more of the following strategies in order to enhance investment results:

  REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

  REVERSE REPURCHASE AGREEMENTS. Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

  U.S. GOVERNMENT SECURITIES. Charter Fund may invest in U.S. Government securities, including, but not limited to, U.S. Treasury obligations, such as Treasury Bills (maturities of one year or less) or Treasury Notes (maturities of less than three years). The market value of U.S. Government securities will fluctuate with changes in interest rate levels. Thus, if interest rates increase from the time the security was purchased, the market value of the security will decrease. Conversely, if interest rates decrease, the market value of the security will increase.

  STOCK INDEX FUTURES CONTRACTS. Each of the Funds may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Charter, Constellation and Weingarten will only enter into domestic stock index futures. No physical delivery of the underlying stocks in the index is made. Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Funds' investments in futures contracts, including certain related risks. The Funds may each purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts would not exceed 5% of the market value of a Fund's total assets.

  There are risks associated with investments in stock index futures contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  WRITING COVERED CALL OPTION CONTRACTS. Charter, Weingarten and Constellation may write (sell) covered call options. The purpose of such transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. None of the Funds will engage in such transactions for speculative purposes.

  Charter, Constellation and Weingarten may each write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if a Fund owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  Charter and Weingarten may also purchase puts. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price.

  OPTIONS ON SECURITIES INDEXES. In addition, Charter and Weingarten may purchase put options, and each of the Funds may write covered call options, on securities indexes for the purpose of providing a partial hedge against a decline in the value of their respective portfolio securities. The premium paid for a put option plus any transaction costs for a put or call option will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the level of the securities index changes by an amount in excess of the premium paid, the put option may expire without value to the Fund.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of each of Charter, Weingarten and Constellation permit the writing of call options on securities comprising no more than 25% of the value of each Fund's net assets. Each Fund's policies with respect to the writing of call options may be changed by the Company's Board of Directors, without shareholder approval.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. For further information regarding securities issued on a when-issued or delayed delivery basis see the caption "Investment Program and Restrictions" in the Statement of Additional Information.

  ILLIQUID SECURITIES. None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  RULE 144A SECURITIES. Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  INVESTMENT IN UNSEASONED ISSUERS. Charter may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Funds may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with their respective investment objectives and policies, Charter, Weingarten and Constellation (the "Funds") may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of any of the Funds.

  REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

  To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

  In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

  FOREIGN SECURITIES. To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities, which may be payable in foreign currencies and traded abroad, will constitute more than 20% of the value of the Funds' total assets. For purposes of calculating such limitation, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchanges or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" below.

  FOREIGN EXCHANGE TRANSACTIONS. The Funds have authority to deal in foreign exchange between currencies of the different countries in which they will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options there on), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Funds may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Funds' dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds accruing in connection with the purchase or sale of their portfolio securities, the sale and redemption of shares of the Funds, or the payment of dividends and distributions by the Funds. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, including Eurodollar, Yankee dollar and other foreign obligations, may entail all of the risks set forth below. Investments by a Fund in ADRs may entail certain political and economic risks and regulatory risks as set forth below.

  Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  The investment objectives and policies stated above are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

INVESTMENT RESTRICTIONS

  Each of the Funds has adopted a number of investment restrictions, including the following:

  BORROWING. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes. Charter and Weingarten may each borrow amounts of up to 10% of their respective total assets and may each pledge amounts of up to 20% of their respective total assets to secure such borrowings. Currently, Charter, Weingarten and Constellation each have a committed credit facility with Chemical Bank. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. In addition, the Fund has adopted a non-fundamental policy stating that the Fund will not purchase additional securities when any borrowings exceed 5% of the Fund's total assets.

  In addition to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. The amount of such borrowings is limited by provisions of the Investment Company Act of 1940 (the "1940 Act"). Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

  LENDING OF FUND SECURITIES. Each of the Funds may also lend its portfolio securities in amounts up to 33 1/3% of the total assets of the respective Funds. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  The foregoing investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Funds, see the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Institutional Classes of the Funds are sold on a continuing basis at their respective net asset values. Although no sales charge is imposed in connection with the purchase of shares, banks or other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of shares of the Funds should consult with such institutions to obtain a schedule of such fees. In order to maximize its income, each Fund attempts to remain as fully invested as practicable. Accordingly, in order to be accepted for execution, purchase orders must be submitted in proper form and received prior to the close of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time on a business day of the Funds, and such orders will be confirmed at the net asset value determined as of the close of that day ("trade date"). A "business day of the Funds" means any day on which the New York Stock Exchange is open for trading. It is expected that the New York Stock Exchange will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the New York Stock Exchange.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the Funds and must be made on the "settlement date," which shall be the next business day of the Funds following the trade date. Federal Reserve wires should be sent as early as possible on the settlement date in order to facilitate crediting to the shareholder's account. Any funds received in respect of an order which is not accepted by a Fund and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify which Fund is being purchased, otherwise any funds received will be returned to the sending institution.

  The minimum initial investment in any of the Funds is $100,000. Institutions may be requested to maintain separate Master Accounts in each Fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and
(b) for accounts for which the institution acts in some other capacity. An institution's Master Account(s) and sub-accounts with a Fund may be aggregated for the purpose of the minimum investment requirement. No minimum amount is required for subsequent investments in a Fund nor are minimum balances required. Prior to the initial purchase of shares, an Account Application must be completed and sent to FMC at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. An Account Application may be obtained from FMC.

  In the interest of economy and convenience, certificates representing shares of the Funds will not be issued except upon written request to the applicable Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Company, FMC and their agents reserve the right at any time (a) to withdraw all or any part of the offering made by this Prospectus; (b) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (c) to increase, waive or lower the minimum investment requirements; or (d) to modify any of the terms or conditions of purchases of shares of a Fund.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the applicable Fund. See "Determination of Net Asset Value." Redemption requests with respect to shares for which certificates have not been issued are normally made by calling FMC.

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received prior to NYSE Close on a business day of such Fund, the redemption will be effected at the net asset value determined as of the close of that day (the "redemption date"). The proceeds of a redemption request will be wired on the next business day following the redemption date.

  Shareholders may request a redemption by telephone. The Transfer Agent and FMC will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts under $1,000 may, at the option of a Fund, be made by check mailed within seven days after receipt of the redemption request in proper form. A Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Fund's best interest to do so.

  A Fund's shares are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholder of such Fund.

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund's current policy is to pay dividends from net investment income, if any, on a quarterly basis with respect to Charter and on an annual basis with respect to Weingarten and Constellation. In addition, each Fund's current policy is to make distributions of any realized capital gains before the end of each calendar year. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions of a Fund are automatically reinvested on the payment date in full and fractional shares of such Fund, calculated at their net asset value on the ex-dividend date for the dividend or distribution, unless the shareholder has elected, by written notice to FMC, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of an Institutional Class of one of the other Funds offered pursuant to this Prospectus. If a shareholder has redeemed or exchanged all of the shares in his account between the record date and the payment date for a dividend or distribution, such dividend or distribution is paid in cash regardless of whether the shareholder has previously elected to reinvest such dividends or distributions.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by written notice to FMC and are effective as to any subsequent payment if such notice is received by FMC prior to the record date of such payment. Any dividend and distribution election remains in effect until FMC receives a revised written election by the shareholder.

  Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

                                 FEDERAL TAXES

  Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as each Fund qualifies for this tax treatment, it is not subject to federal income taxes on amounts distributed to shareholders. Each Fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no Fund may offset its gains against another Fund's losses and each Fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  Because each Fund intends to distribute substantially all of its net investment income and net realized capital gains to its respective shareholders, it is not expected that the Funds will be required to pay any federal income tax. Each Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a 4% excise tax. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a Fund whether in the form of cash or additional shares of a Fund. Shareholders are notified annually of the federal tax status of dividends and capital gains distributions. Dividends paid by a Fund (other than long-term capital gain distributions) generally will qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the Fund from domestic corporations.

  For each sale of a Funds' shares by a shareholder who is not an exempt payee, the Fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  Distributions may be subject to treatment under foreign, state or local tax laws which differs from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisers concerning the application of state, local, or foreign taxes. Additional information about taxes is set forth in the Statement of Additional Information.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of the shares of the Institutional Class of each of the Funds is determined as of 4:00 p.m. Eastern Time on each business day of the Funds, as previously defined. In the event the New York Stock Exchange closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value will be determined as of the close of the New York Stock Exchange on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the New York Stock Exchange will generally be used. The net asset values per share of the Institutional Class and the Retail Class of a Fund will differ because of different expenses attributable to each class. The income or loss and the expenses common to both classes of a Fund are allocated to each class on the basis of the net assets of each such class calculated as of the close of business on the previous business day of the Fund, as adjusted for current day's shareholder activity of each class. In addition to certain expenses which are allocated to both classes of a Fund, certain expenses, such as those related to the distribution of shares of a class, are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) allocated to the class from the assets allocated to the class and dividing the results by the total number of shares outstanding of such class. The determination of net asset value per share of each class is made in accordance with generally accepted accounting principles. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers and in accordance with methods which are specifically authorized by the Board of Directors of the Company. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                                  PERFORMANCE

  The performance of the Institutional Class of each Fund may be quoted in advertising in terms of yield or total return. Performance information can be obtained by calling the Company at (800) 659-1005. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders which is available upon request and without charge.

  The total return shows the overall change in value of a Fund's Institutional Class, including changes in share price assuming all dividends and capital gain distributions attributable to such Fund's Institutional Class are reinvested. A cumulative total return reflects the performance of a Fund's Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of a Fund's Institutional Class had been constant over the entire period. Investors should recognize that average annual returns are not the same as actual year-by-year results because they tend to even out variations in the total returns. To illustrate the components of overall performance, the Institutional Class of a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such a practice will have the effect of increasing the Fund's yield and total return.

  The performance of the Institutional Class of each Fund will vary from time to time and past results are not necessarily indicative of future results. The performance of the Institutional Class of a Fund is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Institutional Class and market conditions.

                            REPORTS TO SHAREHOLDERS

  The Company furnishes shareholders with semi-annual reports containing information about the Company and its operations, including a list of the investments held in the Funds and financial statements. The annual financial statements of each Fund are audited by the Fund's independent auditors. A copy of the current list of the investments of each Fund will be sent to shareholders upon request.

  Each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                                   MANAGEMENT

  The overall management of the business and affairs of the Funds is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to a Fund, including the Master Advisory Agreement with AIM, the Master Sub-Advisory Agreement between AIM and AIM Capital, the Master Administrative Services Agreement with AIM, the Transfer Agency and Service Agreement with AFS, the Funds' agreement with FMC as the distributor of the shares of its Institutional Class, and the Funds' agreement with State Street Bank and Trust Company serving as custodian to the Funds. The day-to-day operations of each Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

INVESTMENT ADVISOR

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to each Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976 and, through its affiliates, advises or manages over 50 investment company portfolios (including the Funds) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management.

  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. The Master Advisory Agreement also provides that, upon the request of the Company's Board of Directors, AIM may perform certain accounting, shareholder servicing and other administrative services for each Fund which are not required to be performed by AIM under the Master Advisory Agreement. For such services AIM, pursuant to the Master Administrative Services Agreement between the Company and AIM, is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors. See "Summary -- Material Events." Currently, AIM is reimbursed for the services of each Fund's principal financial officer and his staff, and any expenses related to such services. Under the Transfer Agency and Service Agreement between the Company and AFS, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, a wholly owned subsidiary of AIM and a registered transfer agent, AFS receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Institutional Classes of the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

SUB-ADVISOR

  AIM Capital, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as sub-advisor to each Fund pursuant to the Master Sub-Advisory Agreement between AIM and AIM Capital. Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each Fund, subject to overall supervision by AIM and the Company's Board of Directors. AIM Capital is a wholly owned subsidiary of AIM. Certain of the directors and officers of AIM Capital are also executive officers of the Company.

FEE WAIVERS

  AIM may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of any Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

ADVISORY FEES

  As compensation for its services AIM is paid an investment advisory fee, which is calculated separately for each Fund. AIM received total advisory fees from Charter, Weingarten and Constellation for the fiscal year ended October 31, 1997, which represented 0.62%, 0.60% and 0.61%, respectively, of each of such Fund's average daily net assets. For the fiscal year ended October 31, 1997, with respect to Charter, Constellation and Weingarten, AIM voluntarily waived 0.01%, 0.03% and 0.02%, respectively, of each such Fund's advisory fee. Had there been no fee waivers during the year, advisory fees would have been 0.63%, 0.63% and 0.63%, respectively, of average daily net assets. AIM received reimbursement of administrative services costs from Charter, Weingarten and Constellation for the fiscal year ended October 31, 1997, which represented 0.003%, 0.003% and 0.002%, respectively, of each of such Fund's average daily net assets. Total expenses of the Institutional Class of Charter, Weingarten and Constellation for the fiscal year ended October 31, 1997, stated as a percentage of average net assets were 0.67%, 0.64% and 0.65%, respectively. As compensation for its services, AIM Capital receives a fee equal to 50% of the fees received by AIM under the Master Advisory Agreement on behalf of the Funds.

DISTRIBUTOR

  The Company has entered into a Master Distribution Agreement dated February 28, 1997, on behalf of the Institutional Class of each of the Funds (the "Master Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the shares of the Funds. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Funds are affiliated with FMC. The Master Distribution Agreement provides that FMC has the exclusive right to distribute Institutional Shares of the Funds either directly or through other broker-dealers. FMC receives no fee for its services as distributor. FMC is the distributor of several of the mutual funds administered or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the net asset value of the shares of the Funds sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Funds or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares of the Funds to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

PORTFOLIO MANAGERS

  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Lanny H. Sachnowitz and Brant H. DeMuth and are primarily responsible for day-to-day management of Charter. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since 1991. He has been associated with AIM and/or its subsidiaries and has been an investment professional since 1987. Mr. DeMuth has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1987. Prior to 1996, he served as a portfolio manager for the Colorado Public Employee Retirement Association.

  Jonathan C. Schoolar, Monika H. Degan and David P. Barnard are primarily responsible for the day-to-day management of Weingarten. Mr. Schoolar is Senior Vice President of AIM Capital, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1987. He has been associated with AIM and/or its subsidiaries since 1986 and has been an investment professional since 1983. Ms. Degan has been responsible for the Fund since 1998. She has been associated with AIM and/or its subsidiaries since 1995 and has been an investment professional since 1991. Prior to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1986. He has been associated with AIM and/or its subsidiaries since 1982 and has been an investment professional since 1974.

  Robert M. Kippes, Kenneth A. Zschappel, Charles D. Scavone, and David P. Barnard are primarily responsible for the day-to-day management of Constellation. Mr. Kippes is Vice President of AIM Capital. He currently serves as manager for Constellation and has been responsible for the Fund since 1993. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1989. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990. Mr. Scavone is Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1991. Prior to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994 to 1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1990. He has been associated with AIM and/or its subsidiaries since 1982 and an investment professional since 1974.

                              GENERAL INFORMATION
ORGANIZATION OF THE COMPANY

  The Company was organized in 1988 as a Maryland corporation, and is registered with the Securities and Exchange Commission as a diversified, open-end, series, management investment company. The Company consists of six separate operating portfolios: Charter, Constellation and Weingarten, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; Aggressive Growth, which has a Retail Class of Class A shares and Blue Chip and Capital Development, each of which have retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into nineteen different classes. Each class represents an interest in one of six portfolios.

  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with the shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  The holders of shares of the Institutional Class of each Fund are entitled to such dividends payable out of the net assets allocable to such class as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Institutional Class of a Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Fund allocable to the Institutional Class. Fractional shares of each Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares. As of February 2, 1998, Commonwealth of Massachusetts was the owner of record of 94.81% of the outstanding shares of the Institutional Class of Charter. As long as Commonwealth of Massachusetts owns over 25% of such shares, it may be presumed to be in "control" of the Institutional Class of Charter, as defined in the 1940 Act. As of February 2, 1998, Commonwealth of Massachusetts was the owner of record of 87.17% of the outstanding shares of the Institutional Class of Weingarten. As long as Commonwealth of

Massachusetts owns over 25% of such shares, it may be presumed to be in "control" of the Institutional Class of Weingarten, as defined in the 1940 Act. As of February 2, 1998, Commonwealth of Massachusetts was the owner of 29.27% and Nationwide was the owner of 60.12% of the outstanding shares of the Institutional Class of Constellation. As long as Commonwealth of Massachusetts and Nationwide own over 25% of such shares, they may be presumed to be in "control" of the Institutional Class of Constellation, as defined in the 1940 Act.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Funds' portfolio securities and cash.

  A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, a wholly owned subsidiary of AIM and a registered transfer agent, acts as transfer agent and dividend paying agent for the Funds' Institutional Classes.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Company and passes upon the legality of the shares offered pursuant to this Prospectus.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning their account should be directed to FMC at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling
(800) 659-1005.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 and the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Funds prior to investing. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge by writing or calling FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

================================================================================

AIM EQUITY FUNDS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 659-1005

INVESTMENT ADVISOR
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(713) 626-1919

INVESTMENT SUB-ADVISOR
A I M CAPITAL MANAGEMENT, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(713) 626-1919

DISTRIBUTOR
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 659-1005

TRANSFER AGENT
A I M FUND SERVICES, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 340-4246

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02110

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY NOT LAWFULLY BE MADE.

================================================================================


================================================================================

                                   PROSPECTUS

                               February 27, 1998
                             AIM EQUITY FUNDS, INC.
                            (INSTITUTIONAL CLASSES)

                                AIM CHARTER FUND

                              AIM WEINGARTEN FUND

                             AIM CONSTELLATION FUND


                               TABLE OF CONTENTS

                                                   PAGE
Summary...........................................    2
Table of Fees and Expenses........................    4
Financial Highlights..............................    5
Suitability For Investors.........................    8
Investment Programs...............................    8
Purchase of Shares................................   13
Redemption of Shares..............................   14
Dividends and Distributions.......................   14
Federal Taxes.....................................   14
Determination of Net Asset Value..................   15
Performance.......................................   15
Reports to Shareholders...........................   16
Management........................................   16
General Information...............................   18

================================================================================